UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2004

GRAMERCY CAPITAL CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

333-114673	06-1722127
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 297-1000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2004, as amended by its Amended Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on November 10, 2004, to update the Revenues and Certain Expenses of Select Properties in the PW/MS  Operating Partnership, L.P for the nine months ended September 30, 2004 (unaudited) and the year ended December 31, 2003, required by Item 9.01 of Form 8-K, as set forth in the pages attached hereto.

Item 9.01.               Financial Statements And Exhibits

(a) and (b) Financial Statements of Properties Underlying Investments which were made and Pro Forma Financial Information

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Income Statement (Unaudited) for the period from April 12, 2004 (formation) through September 30, 2004

Notes to Pro Forma Condensed Consolidated Income Statement

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Revenues and Certain Expenses of Select Properties in the Shefaa 500 LLC for the nine months ended September 30, 2004 (unaudited) and the year ended December 31, 2003

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

Revenues and Certain Expenses of Select Properties in the PW/MSOperating Partnership, L.P for the nine months ended September 30, 2004 (unaudited) and the year ended December 31, 2003

Notes to Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gramercy Capital Corp.

	By	: /s/ Robert R. Foley

Robert R. Foley
Chief Financial Officer

Date: November 12, 2004

Gramercy Capital Corp.

Pro Forma Condensed Consolidated Financial Statement

(Unaudited)

On August 27, 2004, Gramercy Capital Corp. (the “Company”) originated two investments totaling $113.9 million.  The first investment of $45 million (“Shefaa”) is made up of two subordinate participation interests (the “C Participation” and the “D Participation”) in a loan secured by a first leasehold mortgage against three midtown Manhattan office buildings comprising approximately 1.2 million square feet.  The C Participation of $25 million bears interest at a rate of LIBOR plus 3.00%, while the D Participation of $20 million, which is subordinate in right of interest and repayment of principal to the C Participation, bears interest at a rate of LIBOR plus 7.50%.   The total investment has an initial term of two years.

The second investment of $68.9 million (“PW/MS”) is made up of two subordinate participation interests (the “C Note” and “D Note”), each of equal face value, in a first mortgage loan.  The loan is secured by a first mortgage against 29 office properties located in New Jersey, Illinois and Michigan.  The C Note bears interest at a rate of LIBOR plus 5.00% while the D Note, which is subordinate in right of interest and repayment of principal to the C Note, bears interest at a rate of LIBOR plus 12.50%.  The total investment has an initial term of three years.

The unaudited pro forma condensed consolidated income statement for the period from April 12, 2004 (formation) through September 30, 2004 is presented as if these investments had been consummated on April 12, 2004 (formation) and the effect was carried forward through the period.

The pro forma condensed consolidated financial statement does not purport to represent what the Company’s financial position or results of operations would have been assuming these investments had occurred on April 12, 2004 and for the period indicated, nor do they purport to project the Company’s financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

F1

Gramercy Capital Corp.

Pro Forma Condensed Consolidated Income Statement
For the period April 12, 2004 (formation) through September 30, 2004
(Unaudited, and amounts in thousands, except per share data)

	Gramercy Capital Corp. Historical	Gramercy Capital Corp. Pro Forma Adjustments		Gramercy Capital Corp. Pro Forma

	(A)

Revenues
Investment income	$1,227	$3,965	(B)	$5,192
Other income	245	136	(C)	381
Total revenues	1,472	4,101		5,573

Expenses
Interest expense	63	—		63
Management fees	786	1,430	(D)	2,216
Depreciation and amortization	5	18	(E)	23
Marketing, general and administrative	332	582	(F)	914
Total expenses	1,186	2,030		3,216

Income from continuing operations	286	2,071		2,357

GKK formation costs	275	—		275

Net income available to common shareholders	$11	$2,071		$2,082

Basic earnings per share:
Net income available to common shareholders	$0.00			$0.16
Diluted earnings per share:
Net income available to common shareholders	$0.00			$0.16
Basic weighted average common shares outstanding	13,313			13,313
Diluted weighted average common shares andcommon share equivalents outstanding	13,321			13,321

The accompanying notes are an integral part of these pro forma financial statements

F2

Gramercy Capital Corp.

Notes to Pro Forma Condensed Consolidated Income Statement

For the period April 12, 2004 (formation) through September 30, 2004

(Unaudited, and amounts in thousands)

(A)                              To reflect the condensed statement of operations of Gramercy Capital Corp. for the period from April 12, 2004 (formation) through September 30, 2004 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                To reflect interest income on the Shefaa investment of $1,173 and the PW/MS investment of $2,792 calculated using their respective spreads over the applicable 30 day LIBOR rate.  Pro forma revenues do not reflect pro forma straight-line rental income or the rental income adjustment as a result of acquired in-place leases for the period from April 12, 2004 (formation) through September 30, 2004 as a result of The Gale Company acquiring the properties.  We have determined that the effect of not recording this adjustment is not relevant to this pro forma presentation since we do not own the properties.

(C)                                To record interest income on our cash balances held in an account bearing interest at 1.40% per annum.

(D)                               Fees paid to GKK Manager LLC in connection with our management agreement, outsourcing agreement and asset servicing agreement.

(E)                                 To reflect depreciation on our fixed assets based on a useful life of 5 years.

(F)                                 To reflect expenses related to professional fees, stock-based compensation, insurance and general overhead costs.

F3

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Gramercy Capital Corp.

We have audited the statement of revenues and certain expenses of select properties in the PW/MS Operating Partnership, L.P. (the “Properties”) for the year ended December 31, 2003. The financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Gramercy Capital Corp. and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 28, 2004

F4

Select Properties in the PW/MS Operating Partnership, L.P.

Statements of Revenues and Certain Expenses

	September 30, 2004	December 31, 2003
	(Unaudited)
Revenues:
Base rents	$42,496,011	$61,244,771
Tenant reimbursements	5,444,560	7,156,011
Total rental revenues	47,940,571	68,400,782

Certain expenses:
Property operating expenses, including amounts paid to related parties of $5,680,009 and $9,968,630 in 2004 and 2003, respectively	14,546,583	19,621,808
Real estate taxes	7,069,513	8,862,378
Total certain expenses	21,616,096	28,484,186
Revenues in excess of certain expenses	$26,324,475	$39,916,596

See accompanying notes to financial statement.

F5

Select Properties in the PW/MS Operating Partnership, L.P.

Notes to Statements of Revenues and Certain Expenses

December 31, 2003

1. Basis of Presentation

PW/MS Operating Partnership, L.P. (the “Operating Partnership”) owns and operates a portfolio of 36 commercial real estate assets located in New Jersey, Illinois, and Michigan (“PW/MS”).  Presented herein is the statement of revenues and certain expenses related to the operation of 29 of the properties (collectively, the “Encumbered Properties”) comprising the PW/MS Portfolio (see Note 9).  On August 27, 2004, Gramercy Capital Corp. (the “Company”) acquired a subordinate interest in the first mortgage of the Encumbered Properties.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for financial statements of properties securing ordinary loans.  These financial statements exclude certain revenues, such as lease termination fees, and certain expenses, such as interest expense, depreciation and general and administrative expenses not directly related to the Encumbered Properties’ future operations.

2. Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

The Encumbered Properties are being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to $621,000 (unaudited) for the nine months ended September 30, 2004 and $680,000 for the year ended December 31, 2003.

4. Significant Tenants

Approximately 17% (unaudited) and 24% of the Encumbered Properties’ total square footage is occupied by one tenant at September 30, 2004 and December 31, 2003, respectively.

F6

5. Future Minimum Rents Schedule

Future minimum lease payments to be received as of December 31, 2003 under noncancelable operating leases are as follows:

2004	$56,336
2005	44,223
2006	32,531
2007	25,257
2008	19,544
Thereafter	49,356
Total	$227,247

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

6. Related Party Transaction

As of September 30, 2004 and December 31, 2003, approximately $5,680,000 (unaudited) and $9,969,000, respectively, was paid or accrued to Gale for reimbursement of labor employed and other operating expenses directly related to the management of this portfolio which are recorded as property operating expenses in the accompanying financial statements.

7. Subsequent Events

On July 30, 2004, The Gale Company purchased the existing members’ interest in the Operating partnership.

Also on July 30, 2004, SL Green Operating Partnership, L.P. acquired a $75 million preferred equity interest in the Operating Partnership.

On August 27, 2004, Gramercy Capital Corp. purchased two subordinate participation interests, each with a face value of approximately $34.4 million, in a first mortgage loan secured by a first mortgage against the Encumbered Properties.

8. Interim Unaudited Financial Information

The statement of revenues and certain expenses for the nine months ended September 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

F7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Gramercy Capital Corp.

We have audited the consolidated statement of certain revenues and certain expenses of Shefaa 500 LLC and subsidiaries (the “Company”) for the year ended December 31, 2003.  The consolidated financial statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures of the consolidated financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated statement of certain revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Gramercy Capital Corp. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the consolidated financial statement referred to above present fairly in all material respects, the certain revenues and certain expenses of the Company as described in Note 1 for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Marks, Paneth & Schron LLP

New York, New York
February 12, 2004

F8

Shefaa 500 LLC and Subsidiaries

Consolidated Statement of

Certain Revenues and Certain Expenses

	Nine Months Ended September 30, 2004	Year Ended December 31, 2003
	(Unaudited)

Certain Revenues:
Rental	$19,990,279	$26,481,025
Tenant reimbursements	4,219,717	6,453,166
Total certain revenues	24,209,996	32,934,191

Certain expenses:
Operating expenses	6,201,286	8,654,772
Real estate taxes	3,175,785	4,143,002
Administrative costs	693,168	856,838
Ground rent	365,625	487,500
Total certain expenses	10,435,864	14,142,112

Certain revenues in excess of certain expenses	$13,774,132	$18,792,079

See accompanying notes to consolidated statement of certain revenues and certain expenses.

F9

Shefaa 500 LLC and Subsidiaries

Notes to Consolidated Statement of

Certain Revenues and Certain Expenses

1.  BASIS OF PRESENTATION

Presented herein is the consolidated statement of certain revenues and certain expenses of Shefaa 500 LLC and subsidiaries (“the Company”) related to the operation of three office buildings located in the garment district in Manhattan, New York.  The buildings with a total of 1,171,169 square feet, are situated on land leased by the Company pursuant to a lease expiring May 1, 2024.  The ground rent under the lease is $487,500 per annum.  The Company has the option to renew the lease at the same rental until May 1, 2045.

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the financial statement excludes certain revenues and expenses that may not be comparable to those expected to be incurred by Gramercy Capital Corp. were it to own and operate the property that serves as collateral for its mortgage investment.  Revenue items excluded are lease cancellation income and interest income.  Expense items excluded consist of interest, depreciation, related party administrative fee, amortization of deferred financing costs and amortization of lease buyout costs.

Shefaa 500 LLC exists solely to own subsidiaries, which in turn, own the properties.  This financial statement also excludes any and all income and expenses not related to either the properties or the subsidiary holding direct title to the properties.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect various amounts reported in the financial statements and the accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Revenue relating to operating leases is recognized on a straight-line basis regardless of when payments are due.  The (deficiency) excess of amounts recognized as revenue on a straight-line basis over the amounts due pursuant to the underlying leases was ($736,303) for the year ended December 31, 2003 and $357,732 (unaudited) for the nine months ended September 30, 2004.

Income Taxes

In conformity with the Internal Revenue Code and applicable state and local tax statutes, taxable income or loss of the Company is required to be reported in the tax returns of the members in accordance with the terms of the limited liability company agreement and, accordingly, no provision has been made in the accompanying financial statement for any federal, state, or local income taxes.

F10

3.  OPERATING LEASES

The Company leases its properties to tenants under operating leases which contain renewal options.  The leases typically provide for minimum rent and other charges to cover operating expenses and real estate taxes.

The following is a schedule by year of future minimum rental payments on non-cancelable operating leases as of December 31, 2003 and does not include any amounts due for contingent rentals or upon the exercises of renewal options.

Year ending December 31:

2004	$26,274,693
2005	26,604,928
2006	26,135,014
2007	25,889,904
2008	24,024,507
Thereafter	105,329,520
$234,258,566

Rental revenue from one tenant accounts for approximately 12% of total rental revenue for the year ended December 31, 2003, and 11% (unaudited) for the nine months ended September 30, 2004.

4.  PENSION

The Company’s employees are members of Local 32B-32J of the Service Employees International Union (Union).  The collective bargaining agreements in force through December 31, 2004 call for the Company and other employers in the real estate industry to contribute stipulated amounts to the Union’s defined benefit pension fund and the Union’s health and annuity funds.

Because the Company makes contributions to a multi-employer pension fund, it is subject to the Multi-employer Pension Plan Amendment Act of 1980 (The Act).  The Act imposes certain liabilities upon employers associated with multi-employer plans upon withdrawal from such plans or upon termination of said plans.  The Company has not received information from the plan’s administrators to determine its share of unfunded vested benefits, if any.  The Company has not undertaken to terminate, withdraw or partially withdraw from the plan.

The amounts charged to operations for contributions to the Union funds were $144,978 for the year ended December 31, 2003, and $117,898 (unaudited) for the nine months ended September 30, 2004.

5.  INTERIM UNAUDITED FINANCIAL INFORMATION

The consolidated statement of certain revenues and certain expenses for the nine months ended September 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the consolidated statement of certain revenues and certain expenses for this interim period has been included.  The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

F11